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                                                                   EXHIBIT 10.57




                                                       June 14, 1999


Mr. Steven J. Lee
112 Farm Road
Sherborn, MA 01770


             Re: Amendment of Employment Agreement
                 ---------------------------------


Dear Steve,

This letter agreement serves to further amend the employment agreement dated as of May 16, 1990, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of June 1, 1991; December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996;
July 1, 1997; July 1, 1998; and September 22, 1998 (together, the "Employment Agreement").

         TERM OF EMPLOYMENT. The Employment Period, as defined in Section 2 of the Employment Agreement, is extended to November 30, 2001.

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $333,960 effective June 10, 1999.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.




                                                  Very truly yours,


                                                  /s/ Arthur A. Siciliano
                                                  ------------------------------
                                                  Arthur A. Siciliano
                                                  President


ACCEPTED AND AGREED TO:



/s/ Steven J. Lee
---------------------------------
Steven J. Lee